Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 26th day of May, 2010, by and among Geraldine Gugol and Lelane E. Macatangay (“Gugol and Macatangay”) who are the record or beneficial owners of shares of capital stock of Axius Inc. (the “Company”), and each of the buyers listed on the signature page hereto (collectively, the “Buyers”).

W I T N E S S E T H:

WHEREAS, the Sellers desire to sell 1,200,000 restricted shares of the Company, $0.001 par value per share (the “Shares”), and the Buyers desire to purchase 1,200,000 Shares upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

1.

Sale and Transfer of the Shares. At the Closing (as hereinafter defined) and subject to the terms and conditions of this Agreement, the Sellers shall sell, convey and deliver to the Buyers, and the Buyers shall purchase and accept from the Sellers, the Shares for the purchase price specified in Section 2 below.

2.

Purchase Price. In exchange for the Shares, the Buyers shall pay $180,000.

3.

Closing. The Closing of the transaction described in this Agreement shall take place on such date as mutually determined by the parties hereto (the “Closing”), which Closing is expected to be on or before May 31, 2010, unless extended by mutual consent of the parties hereto. At the Closing, the Sellers shall deliver to the Buyers one or more stock certificates representing the Shares to be transferred hereunder.

4.

Representation and Warranties of the Seller. The Sellers represent and warrant that:

(a)

Authority. The Sellers have all necessary power and authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Sellers and constitutes a valid and binding obligation of the Sellers enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by the Sellers does not and will not violate any provision of any law, regulation or order, or conflict with or result in the breach of, or constitute a default under, any material agreement or instrument to which the Sellers are a party or by which the Sellers may be bound or affected.

(b)

Title. The Sellers have good and marketable title to the Shares free and clear of all liens and encumbrances.

(c)

Affiliate Status. The Sellers are affiliates of the Company or its predecessor(s); as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”).

(d)

Restricted Securities. The Sellers hereby represent and warrant to the Buyers that the Shares are “restricted securities” within the meaning of Rule 144 of the Securities Act and may not be sold, pledged, or otherwise disposed of by the Buyers without restriction under the Securities Act and applicable state securities laws.

(e)

Duly Endorsed. Sellers hereby represent and warrant to the Buyers that certificates representing the Shares will be duly endorsed upon their transfer to the Buyers.

(f)

Merger. The Sellers’ Representative acknowledges and confirms that the Sellers’ Representative and each of the Sellers is aware of and acknowledges that it is the intention of the Company to cause the Company to consummate a merger with a private company following the Closing. The Sellers’ Representative acknowledges and confirms that the Sellers’ Representative and each of the Sellers acknowledge and confirm that they understand that, upon consummation of that merger, it is likely that each Share will increase in value, possibly substantially. Sellers have been made aware of all of the information concerning the proposed merger, the private placement related thereto in which the Company will be recapitalized with significant cash proceeds, and about the target company for the merger, including the risks associated therewith to the same extent that the Buyers have been made aware of such information, and have received satisfactory answers to any questions Sellers have asked and desire to complete the sale of the Shares contemplated under this Agreement. Sellers have acknowledge and do acknowledge that as a result of the merger and private placement, their percentage ownership of the Company will be reduced, in certain cases to zero, that Sellers shall have no right to adjustment of the number of shares, and the Company has no obligation to provide any “anti-dilution” or other protection, pre-emptive, subscription, or first refusal rights to Sellers.

5.

Representation and Warranties of the Buyers. The Buyers represent and warrant that:

(a)

Authority. The Buyers have all necessary power and authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein. This Agreement has been duly executed and delivered by the Buyers and constitutes a valid and binding obligation of the Buyers enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by the Buyers does not and will not violate any provision of any law, regulation or order, or result in the breach of, or constitute a default under, any material agreement or instrument to which any Buyer is a party or by which any Buyer may be bound or affected.

(b)

No Solicitation. The Buyers’ purchase of the Shares hereunder has not been solicited by means of general solicitation or by advertisement.

6.

Entire Agreement. This Agreement constitutes the complete understanding between the parties hereto with respect to the subject matter hereof, and no alteration, amendment or modification of any of the terms and provisions hereof shall be valid unless made pursuant to an instrument in writing signed by each party. This Agreement supersedes and terminates any and all prior agreements or understandings between the parties regarding the subject matter hereof.

7.

Fees and Costs. The Sellers and the Buyers shall each bear their own fees and costs incurred in connection with this Agreement.

8.

Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, successors and assigns.

9.

Governing Law. This Agreement has been made in and shall be construed and enforced in accordance with the laws of the State of New York.

10.

Survival of Representations and Warranties. All representations and warranties made by the Sellers and the Buyer shall survive the Closing.

11.

Jurisdiction and Venue. Any claim or controversy arising out of or relating to the interpretation, application or enforcement of any provision of this Agreement, shall be submitted for resolution to a court of competent jurisdiction in New York. The parties hereby consent to personal jurisdiction and venue in New York.

12.

Construction and Severability. In the event any provision in this Agreement shall, for any reason, be held to be invalid or unenforceable, this Agreement shall be construed as though it did not contain such invalid or unenforceable provision, and the rights and obligations of the parties hereto shall continue in full force and effect and shall be construed and enforced in accordance with the remaining provisions hereof.

13.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.

Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall not affect in any manner the meaning or interpretation of this Agreement.

15.

Rule of Construction Relating to Ambiguities. All parties to this Agreement acknowledge that they have each carefully read and reviewed this Agreement with their respective counsel and/or other representative, and therefore, agree that the rule of construction that ambiguities shall be construed against the drafter of the document shall not be applicable.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller of 600,000 AXIUS INC. Shares

/s/ Geraldine Gugol

Geraldine Gugol

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller of 600,000 AXIUS INC. Shares

/s/ Lelane E. Macatangay

Lelane E. Macatangay

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

Buyer:

United Mangement Ltd.

/s/ Roland Kaufman

Signature

By: Roland Kaufman, President

Cramer Salamian l.l.c

Mr. Yann Mrazek

6A Easa Al Gurg Tower

6th Floor, Baiyas Road

P.O.Box 186549

Dubai UAE

Not Applicable

SSN or TIN

Shares Purchased: 1,200,000

Exhibit A

OFFICER’S CERTIFICATE

To: Addressees listed in Schedule 1

I, Geraldine Gugol, being a duly elected President and Director of Axius, Inc., a Nevada corporation (“AXIU” or the “Company”), in connection with the acquisition by the addressees listed in Schedule 1 (collectively the “Purchasers”) of shares of the common stock, par value $0.001 per share (the “Common Stock”) of AXIU (the “Shares”) from the control shareholders including myself (the “Sellers”) all of such actions pursuant to stock powers by such Sellers and authorizations to effect such transfers as are provided pursuant to an Escrow Agreement for Axius, Incl. Control Shares dated May 26, 2010 (“Escrow Agreement”) with Cane Clark LLP as escrow agent (“Escrow Agent”), do hereby certify and affirm that:

1. I have examined: (a) the proceedings of the Board of Directors and stockholders of AXIU; (b) the Certificate of Incorporation and Bylaws of AXIU; (c) each of the filings made by AXIU with the United States Securities and Exchange Commission; (d) the stock transfer records maintained by AXIU’s stock transfer agent; (e) stock certificates (“Certificates”) delivered to Escrow Agent by Sellers, together with stock powers authorizing transfers to Purchasers or cancellations of Shares (“Powers”) such other documents, records and agreements as I have deemed necessary for the purposes of the representations and warranties herein, understanding that such addressees are relying on these representations and warranties for the purposes described herein and in connection with the acquisition by the addressees of Shares.

2. I hereby represent and warrant to the addressees set forth above and certify as follows with effect as of the date hereof and as of each closing on the transfer or cancellation of Shares pursuant to the Powers:

a. Existence and Power. AXIU is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. AXIU has heretofore delivered to the Purchasers true and complete copies of the Certificate of Incorporation, as amended, and By-laws, each as currently in effect.

b. Authorization; No Agreements. The execution, delivery and performance by Sellers of their obligations pursuant to the Escrow Agreement, the performance of Sellers’ obligations thereunder, and the consummation of the transactions contemplated thereby, to my knowledge, are within each Seller’s powers. The Stock Powers, to my knowledge, have been duly and validly executed and delivered by the Sellers. The Escrow Agreement and Agreement of Merger and Plan of Reorganization by and among a wholly-owned subsidiary of the

Company, the target company and the Company (“Merger Agreement”) has been duly and validly executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms. The execution, delivery and performance by the Sellers of the transfers and cancellations pursuant to the Powers, to my knowledge, and by the Company of the Escrow Agreement and the Merger Agreement do not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Sellers or Company. Neither Sellers, nor the Company, is a party to any agreement, written or oral, creating rights in respect of any of such Shares in any third party or relating to the voting of the Shares. Sellers are the lawful owners of the Shares, free and clear of all security interests, liens, encumbrances, equities and other charges. Sellers do not beneficially own any options or warrants or other rights to purchase shares of Common Stock of the Company. There are no outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any of the Shares, or any arrangements that require or permit any of the Shares to be voted by or at the discretion of anyone other than the Sellers, and there are no restrictions of any kind on the transfer of any of the Shares other than (a) restrictions on transfer imposed by the Securities Act of 1933, as amended (the “Securities Act”) and (b) restrictions on transfer imposed by applicable state securities or “blue sky” laws.

c. Capitalization.

The number of shares and type of all authorized, issued and outstanding capital stock of the Company consists of 90,000,000 million shares of authorized common stock, par value $0.001 per share, of which 2,150,000 shares of Common Stock are issued and outstanding prior to the Merger, and 10,000,000 shares of preferred stock, par value $0.001, none of which were issued and outstanding prior to the Merger. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All of the currently issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated hereby. Except as a result of the purchase and sale of Shares pursuant to the Powers, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, or any other interests or capital stock of the Company. The issuance and sale of the Shares pursuant to the Powers will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and shall not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

There are no outstanding obligations, contingent or otherwise, of the Company to redeem, purchase or otherwise acquire any capital stock or other securities of the Company.

To my knowledge, there are no shareholder agreements, voting trusts or other agreements or understandings to which the Company or any Seller is a party or by which any of them are bound relating to the voting of any shares of the capital stock of the Company.

The Shares shall be duly authorized for issuance, when delivered in accordance with the terms of the Power, and shall be validly issued, fully paid and non-assessable and the transfer of said Shares shall not be subject to any preemptive or other similar right.

d. Subsidiaries. There has been organized a subsidiary for the purpose of undertaking the merger with a target company (the “Merger”). The Company and its Subsidiary do not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise, except as may be required in connection with the proposed Merger and as is reported in its filings with the Securities and Exchange Commission.

e. Financial Statements.

SEC Reports; Financial Statements. The Company filed a registration statement on Form SB-2 under the Securities Act, which registration statement became effective November 27, 2007 (the “Registration Statement”). Since that time the Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, since its inception as a public reporting company (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Sellers have identified and made available to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date of this Agreement. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The foregoing representation and warranty excludes any current report on Form 8-K announcing the Merger and change of corporate purpose that may be filed pursuant to the Merger agreement.

Except as set forth in its Form 10-Q for the quarter ended January 31, 2010, the Company has not been engaged in any other business activity.

Since the date of the filing of its quarterly report on Form 10-Q for the quarter ended January 31, 2010, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could result in a material adverse effect on the Company; (ii) the Company has not incurred any liabilities (contingent or otherwise) or amended any material term of any outstanding security; (iii) the Company has not altered its method of accounting or the identity of its auditors; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; (v) the Company has not issued any equity securities to any officer, director or Affiliate of the Company; (vi) the Company has not made any loan, advance or capital contributions to or investment in any Person; (vii) the Company has not entered into any transaction or commitment made, or any contract or agreement entered into, relating to its business or any of its assets (including the acquisition or disposition of, or creation of a lien on, any assets) or any relinquishment by it of any contract or other right; (viii) the Company has not granted any severance or termination pay to any of its current or former directors, officers or employees, or increased the benefits payable under any existing severance or termination pay policies or employment agreements or entered into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any current or former directors, officers or employees; (ix) the Company has not established, adopted or amended (except as required by applicable law) any collective bargaining, bonus, profit sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any of its current or former directors, officers or employees; (x) the Company has not increased the compensation, bonus or other benefits payable or otherwise made available to any of its current or former directors, officers or employees; (xi) the Company has not made any tax election or any settlement or compromise of any tax liability, in either case that is material to it or entered into any transaction by the Company not in the ordinary course of business.

f. No Liabilities or Debts. As of the date of this Certificate, there are no liabilities or debts of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no exiting condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt. The Company is not a guarantor of any indebtedness of any other person, firm or corporation.

g. Litigation. There is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of the Company threatened against or affecting, the Company or any of its assets or properties before any court or arbitrator or any governmental body, agency or official. The Company is not subject to any outstanding judgment, order or decree. Neither the Company, nor any officer, key employee nor 5% stockholder of the Company in his, her or its capacity as such, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or any other government agency. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

h. Taxes. (a) the Company has (i) duly filed with the appropriate taxing authorities all tax returns required to be filed by or with respect to its business, or are properly on extension and all such duly filed tax returns are true, correct and complete in all material respects and (ii) paid in full or made adequate provisions for on its balance sheet (in accordance with GAAP) all Taxes shown to be due on such tax returns. There are no liens for taxes upon the assets of the Company except for statutory liens for current taxes not yet due and payable or which may thereafter be paid without penalty or are being contested in good faith. The Company has not received any notice of audit, is not undergoing any audit of its tax returns, or has received any notice of deficiency or assessment from any taxing authority with respect to liability for taxes which has not been fully paid or finally settled. There have been no waivers of statutes of limitations by the Company with respect to any tax returns. The Company has not filed a request with the Internal Revenue Service for changes in accounting methods within the last three years which change would affect the accounting for tax purposes, directly or indirectly, of its business. The Company has not executed an extension or waiver of any statute of limitations on the assessment or collection of any taxes due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect.

i. Internal Accounting Controls; Sarbanes-Oxley Act of 2002. To the best of its knowledge, the Company is in compliance with the requirements of the Sarbanes-Oxley Act of 2002 applicable to it as of the date of this Agreement. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date of its most recently filed periodic report (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.

▪

Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls. The Company’s auditors, at all relevant times, have been duly registered in good standing with the Public Company Accounting Oversight Board.

j. No Brokers. To my knowledge no brokerage or finder's fees or commissions are or will be payable by the Company or Purchaser as a result of actions taken by Sellers to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions, other than fees which will be applied to payment of such fees or commissions by the Escrow Agent at closing out of Sellers’ proceeds from the sale of Shares to the Purchasers.

k. Disclosure. Except in connection with the Merger, the Company and Sellers confirm that neither Company nor any other Person acting on its behalf has provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material, nonpublic information concerning the Company. The Company and Sellers understand and confirm that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company and Sellers acknowledge and agree that the Purchasers have not made, nor are the Purchasers making, any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.

l. No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

m. No Conflicts. The execution, delivery and performance of the sale of Shares and cancellation by Sellers and the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s Certificate or Articles of Incorporation, By-laws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected.

n. Filings, Consents and Approvals. Neither the Sellers nor the Company are required to obtain any consent, waiver, authorization or order of, or give any notice to any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance of the sale of the control stock, other than as contemplated by the Merger Agreement or otherwise provided.

o. Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body and (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority.

p. Transactions With Affiliates and Employees. Except as required to be set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the undersigned, none of the Affiliates or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

q. Assets. Except as set forth in the SEC Reports, the Company has no assets, including, without limitation, goodwill, assets, real property, tangible personal property, intangible personal property, rights and benefits under contracts and cash. All Company leases for real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default).

r. Investment Company/Investment Advisor. The business of the Company does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

s. Environmental Matters. The Company has complied with all applicable Environmental Laws. There is no pending or threatened civil or criminal litigation, written notice of violation, formal administrative proceeding or investigation, inquiry or information request by any Governmental Entity relating to any Environmental Law involving the Company.

t. Trading With the Enemy Act; Patriot Act. No sale of the Company’s securities or the Company’s use of the proceeds from such sale has violated the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company (a) is not a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) and (b) does not engage in any dealings or transactions, or be otherwise associated, with any such person. The Company is in compliance with the Patriot Act of 2001.

u. No Stop Orders. No stop order has been issued suspending the effectiveness of the Registration Statement and no proceedings for such purpose have been initiated by the Commission.

v. Listing on the OTCBB. The Common Stock has been approved for listing on the Over–The-Counter Bulletin Board (the “OTCBB”) and the Company has and continues to satisfy all of the requirements of the OTCBB for such listing and for the trading of its Common Stock thereunder.

w. Consummation of the Merger. The undersigned acknowledges and the undersigned confirms that each of the Sellers is aware of and acknowledges that it is the intention of the Company to cause the Company to consummate the Merger (as referred to in the Escrow Agreement) immediately prior to the Closing. The undersigned acknowledges and the undersigned has confirmed that and Sellers understand that, upon consummation of the Merger, it is likely that each Shares will increase in value, possibly substantially. Each Seller has had such opportunity as it desires to ask Purchasers any questions and receive information concerning the proposed Merger, the private placement related thereto in which the Company will be recapitalized with significant cash proceeds, and about the target company, including the risks associated therewith, and has received satisfactory answers to such questions and desires to compete the sale of the purchased shares contemplated under the Escrow Agreement. Each seller has acknowledge and does acknowledge that as a result of the Merger and private placement, the percentage ownership of the Company will be reduced, in certain cases to zero, that Sellers shall have no right to adjustment of the number of shares, and Company has no obligation to provide any “anti-dilution” or other protection, pre-emptive, subscription, or first refusal rights to Sellers, and that as a result of the Powers, Sellers direction to transfer to Purchasers their Shares is irrevocable and will be effectuated by the Escrow Agent upon which Sellers shall own no shares.

3.

In connection with this certificate, I have conducted such examinations and performed such calculations as I have deemed appropriate to make the certifications contained herein.

IN WITNESS WHEREOF, the undersigned executed this certificate as of the date indicated below.

Dated: May 26, 2010

/s/ Geraldine Gugol

Geraldine Gugol

Schedule 1 Purchasers

United Management Ltd. RAK Company UAE